UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

SORRENTO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 210-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2014, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) promoted Mike Royal to Executive Vice President of Clinical and Regulatory Affairs.

Dr. Royal joined Sorrento in March 2014 as a Senior Vice President of Clinical Development. Dr. Royal brings more than 20 years of drug development experience where he was a key contributor to over a dozen ANDAs and several NDAs, most recently Zalviso™ at AcelRx and Ofirmev® at Cadence (currently being acquired by Mallinckrodt). He has managed clinical operations and regulatory activities across multiple trials and multiple countries for both small molecule and biologic products. He is board certified in internal medicine, pain medicine, anesthesiology with additional certification in pain management, addiction medicine, and legal medicine. He has authored or co-authored more than 170 papers and abstracts. Previously, he was a clinical adjunct professor at the University of California San Diego and the University of Oklahoma Medical School, and a faculty member at the University of Pittsburgh Medical Center. He has also worked at Elan, Alpharma and Solstice Neuroscience. He graduated from the Massachusetts Institute of Technology in synthetic organic chemistry. He earned his M.D. from the Massachusetts Medical School, law degree from the University of Maryland School of Law, and MBA from TRIUM (NYU-Stern, HEC-Pairs and the London School of Economics).

On May 23, 2014, Dr. Vuong Trieu resigned as Chief Scientific Officer of the Company. Dr. Trieu will remain with the Company as a director.

Item 8.01	Other Events.

On May 30, 2014, the Company issued a press release announcing that Henry Ji, Ph.D., President and Chief Executive Officer of Sorrento, will present at the Jefferies 2014 Global Healthcare Conference. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2014

SORRENTO THERAPEUTICS, INC.

By:	/s/ Richard Vincent
Name:	Richard Vincent
Title:	Executive Vice President, Chief Financial Officer and Secretary